As filed with the Securities and Exchange Commission on February 29, 2016

File No. 811-05028

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 385	☒

PIMCO Funds
(Exact name of Registrant as Specified in Charter)

650 Newport Center Drive
Newport Beach, California 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:
(866) 746-2606

Robert W. Helm, Esq. Brendan C. Fox, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 385 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed to make changes to the Trust’s Amendment No. 373 under the Investment Company Act of 1940, as amended (the “1940 Act”), as filed on July 28, 2015, as amended, as pertaining to the PIMCO U.S. Government Sector Portfolio, a series of the Trust’s Private Account Portfolio Series. This filing amends, and is not intended to otherwise supersede or affect, the Offering Memoranda and Offering Memorandum Supplements of the Trust’s Private Account Portfolio Series, as filed on July 28, 2015, as amended, as they relate to other series of the Trust’s Private Account Portfolio Series, which are incorporated herein by reference.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC (“PIMCO”), including separately managed private accounts and investment companies registered under the 1940 Act and other funds, who are “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO Funds

Private Account Portfolio Series

Amendment dated February 29, 2016 to the Private Account Portfolio Series

Offering Memorandum, dated July 31, 2015, as amended (the “Offering Memorandum”)

Disclosure Regarding the PIMCO U.S. Government Sector Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Stephen Rodosky, Michael Cudzil and Josh Thimons. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section in the Portfolio’s Portfolio Summary in the Offering Memorandum is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is jointly managed by Stephen Rodosky, Michael Cudzil and Josh Thimons. Messrs. Rodosky and Thimons are Managing Directors of PIMCO and Mr. Cudzil is an Executive Vice President of PIMCO. Mr. Rodosky has managed the Portfolio since July 2007. Messrs. Cudzil and Thimons have managed the Portfolio since February 2016. Effective March 1, 2016, Mr. Rodosky has requested a temporary leave of absence and is currently expected to return to his duties with respect to the Portfolio after such temporary leave of absence.

In addition, effective immediately, disclosure concerning the portfolio managers of the Portfolio in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Offering Memorandum is deleted and replaced with the following:

Portfolio	Manager(s)	Since	Recent Professional Experience
PIMCO U.S. Government Sector	Michael Cudzil	2/16	Executive Vice President, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.
	Stephen Rodosky	7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

	Josh Thimons	2/16	Managing Director, PIMCO. Mr. Thimons focuses on interest rate derivatives. Prior to joining PIMCO in 2010, he was a managing director for the Royal Bank of Scotland, where he managed an interest rate proprietary trading group in Chicago. Previously, he was a senior vice president in portfolio management for Citadel Investment Group, focusing on interest rate and volatility trading. Prior to this, he was a director for Merrill Lynch Capital Services, managing an over-the-counter interest rate options market making desk. He has 17 years of investment experience and holds an undergraduate degree and an MBA from the Wharton School of the University of Pennsylvania.

Investors Should Retain this Amendment for Future Reference

PIMCO Funds

Private Account Portfolio Series

Amendment dated February 29, 2016 to the

Private Account Portfolio Series Offering Memorandum Supplement, dated July 31, 2015, as amended (the “Offering Memorandum Supplement”)

Disclosure Regarding the PIMCO U.S. Government Sector Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Stephen Rodosky, Michael Cudzil and Josh Thimons. Additionally, effective March 1, 2016, Mr. Rodosky has requested a temporary leave of absence and is currently expected to return to his duties with respect to the Portfolio after such temporary leave of absence. Therefore, effective immediately, corresponding changes are made in the tables and accompanying footnotes in the subsections titled “Portfolio Managers—Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the Offering Memorandum Supplement.

Investors Should Retain this Amendment for Future Reference

PART C.		OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust dated November 4, 2014(26)
	(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 24, 2015(28)
(b)		Amended and Restated By-Laws of Registrant dated November 4, 2014(26)
(c)		Not applicable
(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(3)
	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund dated May 19, 2009(4)
	(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(6)
	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO CommoditiesPLUS® Strategy Fund dated February 23, 2010(7)
	(5)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO High Yield Spectrum Fund dated August 17, 2010(9)
	(6)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to certain fee reductions dated October 1, 2010(10)
(7)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Senior Floating Rate Portfolio, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, PIMCO RAE Fundamental PLUS International Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2035 Fund and PIMCO RAE Fundamental PLUS Small Fund dated February 28, 2011(11)

(8)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011(13)

(9)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Low Duration Portfolio and PIMCO Funds: Private Account Portfolio Series – Moderate Duration Portfolio dated August 16, 2011(14)

(10)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012(16)

	(11)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to PIMCO RealPath™ 2045 Fund dated November 8, 2011(15)
(12)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Mortgage Opportunities Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated August 15, 2012(19)

	(13)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)

(14)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated March 22, 2013(22)

(15)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
(16)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Fundamental PLUS International Fund, PIMCO RealPath™ Income Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2030 Fund, PIMCO RealPath™ 2035 Fund, PIMCO RealPath™ 2040 Fund, PIMCO RealPath™ 2045 Fund, PIMCO RealPath™ 2050 Fund and PIMCO Senior Floating Rate Fund dated October 1, 2013(25)

(17)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(24)

(18)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RealPath™ 2055 Fund dated August 12, 2014(26)
(19)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(26)

(20)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Capital Securities and Financials Fund dated February 24, 2015(28)
(21)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
(22)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund and PIMCO Inflation Response Multi-Asset Fund dated October 1, 2015(34)

(23)	Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund dated December 1, 2010(12)
(24)

Supplement to Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and Sub-Advisory Agreement relating to PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund and PIMCO RAE Fundamental PLUS Small Fund dated December 1, 2012(20)

(25)

Amended and Restated Sub-Advisory Agreement relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated December 20, 2013(24)

(26)	Amendment to Amended and Restated Sub-Advisory Agreement relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(27)

(e)	(1)	Amended and Restated Distribution Contract dated April 1, 2012(17)
	(2)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Mortgage Opportunities Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated August 15, 2012(19)
	(3)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)
(4)

Supplement to Amended and Restated Distribution Contract relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated March 22, 2013(22)

	(5)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
(6)

Supplement to Amended and Restated Distribution Contract relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(24)

	(7)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO RealPath™ 2055 Fund dated August 12, 2014(27)
	(8)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(27)
	(9)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Capital Securities and Financials Fund dated February 24, 2015(28)
	(10)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
	(11)	Form of Sales Agreement(33)
	(12)	Form of Sales Agreement(33)
(f)		Not Applicable
(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(5)
	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(5)
	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(7)
	(4)	Amended Appendix A to Custody and Investment Accounting Agreement dated November 6, 2015(35)
(h)	(1)	Second Amended and Restated Supervision and Administration Agreement dated April 1, 2012(18)
(2)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Mortgage Opportunities Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated August 15, 2012(19)

	(3)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)

(4)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated March 22, 2013(22)

(5)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
(6)	Amendment to the Second Amended and Restated Supervision and Administration Agreement dated October 1, 2013(25)
(7)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(24)

(8)	Supplement to Second Amended and Restated Supervision and Administration Agreement dated October 1, 2014(26)
(9)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RealPath™ 2055 Fund dated August 12, 2014(26)
(10)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(26)

(11)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Capital Securities and Financials Fund dated February 24, 2015(28)
(12)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
(13)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and PIMCO StocksPLUS® Small Fund dated October 1, 2015(34)

(14)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund dated February 23, 2016(36)
(15)	Fourth Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund dated July 25, 2011(12)
(16)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund dated July 25, 2011(12)
(17)

Seventh Amended and Restated Fee Waiver Agreement relating to PIMCO RealPath™ Income Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2030 Fund, PIMCO RealPath™ 2035 Fund, PIMCO RealPath™ 2040 Fund, PIMCO RealPath™ 2045 Fund, PIMCO RealPath™ 2050 Fund and PIMCO RealPath™ 2055 Fund dated August 12, 2014(26)

(18)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Short Asset Investment Fund dated May 25, 2012(21)
(19)	Amended and Restated Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated July 31, 2013(25)

	(20)	Amended and Restated Expense Limitation Agreement dated February 23, 2009(12)
	(21)	Amendment to Amended and Restated Expense Limitation Agreement dated February 23, 2010(12)
	(22)	Revised Schedules A and B to Amended and Restated Expense Limitation Agreement dated May 11, 2015(29)
	(23)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset Fund dated September 26, 2012(21)
	(24)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset All Authority Fund dated September 26, 2012(21)
	(25)	Fee Waiver Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)
	(26)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
	(27)	Fee Waiver Agreement relating to the PIMCO RAE Low Volatility PLUS EMG Fund dated November 5, 2013(24)
	(28)	Fee Waiver Agreement relating to the PIMCO Multi-Strategy Alternative Fund dated November 5, 2014(27)
	(29)	Fee Waiver Agreement relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
	(30)	Amended and Restated Fee Waiver Agreement relating to the PIMCO CommodityRealReturn Strategy Fund (PIMCO Cayman Commodity Fund I Ltd.) dated February 23, 2009(21)
	(31)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund (PIMCO Cayman Commodity Fund II, Ltd.) dated February 23, 2009(21)
	(32)	Fee Waiver Agreement relating to the PIMCO CommoditiesPLUS Strategy Fund (PIMCO Cayman Commodity Fund III, Ltd.) dated May 7, 2010(21)
	(33)	Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund (PIMCO Cayman Commodity Fund VII, Ltd.) dated May 23, 2011(33)
	(34)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund (PIMCO Cayman Commodity Fund VIII, Ltd.) dated September 20, 2013(23)
	(35)	Fee Waiver Agreement relating to the PIMCO Capital Securities and Financials Fund (PIMCO Capital Securities Fund (Cayman) Ltd.) dated March 1, 2015(28)
	(36)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(1)
	(37)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(2)
	(38)	PIMCO Cayman Commodity Fund III Ltd. Appointment of Agent for Service of Process(7)
	(39)	PIMCO Cayman Commodity Fund VII, Ltd. Appointment of Agent for Service of Process(13)
	(40)	PIMCO Cayman Commodity Fund VIII, Ltd. Appointment of Agent for Service of Process(23)
	(41)	PIMCO Capital Securities Fund (Cayman) Ltd. Appointment of Agent for Service of Process(28)
	(42)	Amended and Restated Transfer Agency and Service Agreement dated May 14, 2015(30)
(i)		Opinion and Consent of Counsel(37)
(j)	(1)	Consent of Independent Registered Public Accounting Firm(37)
	(2)(A)	Secretary’s Certificate pursuant to Rule 483(b)(29)
(k)		Not Applicable
(l)		Not Applicable
(m)	(1)	Distribution and Servicing Plan for Class A Shares(5)
	(2)	Distribution and Servicing Plan for Class C Shares(5)
	(3)	Distribution and Servicing Plan for Class D Shares(17)
	(4)	Distribution and Servicing Plan for Administrative Class Shares(17)
	(5)	Distribution and Services Plan for Class R Shares(5)

	(6)	Form of Bank Fund Services Agreement (25)
	(7)	Form of Fund Services Agreement(33)
(n)		Twelfth Amended and Restated Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated March 25, 2015(31)
(p)	(1)	Revised Code of Ethics for the Registrant(32)
	(2)	Revised Code of Ethics for PIMCO and PIMCO Investments LLC(32)
	(3)	Revised Code of Ethics for Research Affiliates LLC(32)
*		Powers of Attorney(8)
**		Power of Attorney(24)
***		Power of Attorney(29)
****		Powers of Attorney(29)

(1)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 173 on May 12, 2010, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 177 on July 27, 2010, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 178 on August 30, 2010, and incorporated by reference herein.
(10)	Filed with Post-Effective Amendment No. 181 on November 3, 2010, and incorporated by reference herein.
(11)	Filed with Post-Effective Amendment No. 187 on March 18, 2011, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 210 on July 28, 2011, and incorporated by reference herein.
(13)	Filed with Post-Effective Amendment No. 213 on August 17, 2011, and incorporated by reference herein.
(14)	Filed with Amendment No. 279 on August 30, 2011, and incorporated by reference herein.
(15)	Filed with Post-Effective Amendment No. 222 on January 30, 2012, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 226 on March 7, 2012, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 228 on April 30, 2012, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 229 on May 21, 2012, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 238 on September 5, 2012, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 243 on January 29, 2013, and incorporated by reference herein.

(21)	Filed with Post-Effective Amendment No. 245 on March 15, 2013, and incorporated by reference herein.
(22)	Filed with Post-Effective Amendment No. 246 on May 14, 2013, and incorporated by reference herein.
(23)	Filed with Post-Effective Amendment No. 253 on October 30, 2013, and incorporated by reference herein.
(24)	Filed with Post-Effective Amendment No. 255 on December 30, 2013, and incorporated by reference herein.
(25)	Filed with Post-Effective Amendment No. 257 on May 30, 2014, and incorporated by reference herein.
(26)	Filed with Post-Effective Amendment No. 265 on November 7, 2014, and incorporated by reference herein.
(27)	Filed with Post-Effective Amendment No. 267 on December 15, 2014, and incorporated by reference herein.
(28)	Filed with Post-Effective Amendment No. 270 on March 6, 2015, and incorporated by reference herein.
(29)	Filed with Post-Effective Amendment No. 273 on May 26, 2015, and incorporated by reference herein.
(30)	Filed with Amendment No. 370 on June 10, 2015, and incorporated by reference herein.
(31)	Filed with Post-Effective Amendment No. 276 on July 28, 2015, and incorporated by reference herein.
(32)	Filed with Amendment No. 375 on August 14, 2015, and incorporated by reference herein.
(33)	Filed with Amendment No. 378 on September 16, 2015, and incorporated by reference herein.
(34)	Filed with Post-Effective Amendment No. 278 on October 1, 2015, and incorporated by reference herein.
(35)	Filed with Post-Effective Amendment No. 280 on December 7, 2015, and incorporated by reference herein.
(36)	Filed with Post-Effective Amendment No. 282 on February 26, 2016, and incorporated by reference herein.
(37)	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The Trust through the PIMCO Capital Securities and Financials Fund, a separate series of the Trust, wholly owns and controls the PIMCO Capital Securities Fund (Cayman) Ltd. (“CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The CSF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Capital Securities and Financials Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommodityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS® Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund III Ltd. (“CPS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS® Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Inflation Response Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VII, Ltd. (“IRMA Subsidiary”), a company organized under the laws of the Cayman Islands. The IRMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Inflation Response Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO TRENDS Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VIII, Ltd. (“MF Subsidiary”), a company organized under the laws of the Cayman Islands. The MF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO TRENDS Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Short-Term Floating NAV Portfolio III, a separate series of the Trust, wholly owns and controls the PIMCO ST Floating NAV III Subsidiary LLC (“Short-Term Floating NAV Subsidiary II”), a company organized under the laws of the state of Delaware. The Short-Term Floating NAV Subsidiary II’s financial statements will be included, on a consolidated basis, in the PIMCO Short-Term Floating NAV Portfolio III’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO International Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO International Portfolio Subsidiary LLC (“International Subsidiary”), a company organized under the laws of the state of Delaware. The International Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO International Portfolio’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 265 on November 7, 2014.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The directors and executive officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Amey, Mike	Managing Director, PIMCO
Anderson, Joshua M.	Managing Director, PIMCO
Balls, Andrew Thomas	Managing Director and CIO Global, PIMCO
Benz II, William R.	Managing Director, PIMCO
Blute, Ryan Patrick	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Braun, David	Managing Director, PIMCO
Bridwell, Jennifer S	Managing Director, PIMCO
Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Clarida, Richard H.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.; and Trustee, PIMCO-Managed Funds.
De Leon, William G.	Managing Director, PIMCO
Devlin, Edward	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Fahmi, Mohsen	Managing Director, PIMCO; Formerly Senior Portfolio Manager, Moore Capital Management
Fels, Joachim	Managing Director, PIMCO; Formerly Managing Director and Chief Economist, Morgan Stanley
Fisher III, David N.	Managing Director, PIMCO
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Gomez, Michael A.	Managing Director, PIMCO
Graham, Stuart	Managing Director, PIMCO
Harris, Brent Richard	Managing Director, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.
Hodge, Douglas M.	Managing Director and Chief Executive Officer, PIMCO. Trustee and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, and PIMCO ETF Trust. Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong).
Holden, Brent L.	Managing Director, PIMCO
Horne, Jonathan Lane	Managing Director, PIMCO

Name	Business and Other Connections
Hyman, Daniel	Managing Director, PIMCO
Ivascyn, Daniel J.	Managing Director and Group Chief Investment Officer, PIMCO
Jacobs IV, Lew W.	Managing Director and President, PIMCO
Jessop, Andrew	Managing Director, PIMCO
Johnson, Nicholas	Managing Director, PIMCO
Kiesel, Mark R.	Managing Director and CIO Global Credit, PIMCO
Korinke, Kimberley Grace	Managing Director, PIMCO
LeBrun Jr., Richard R.	Managing Director, PIMCO
Louanges, Matthieu	Managing Director, PIMCO
Lown, David C.	Managing Director, PIMCO
Mariappa, Sudesh N.	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director and CIO U.S. Core Strategies, PIMCO
Matsui, Akinori	Managing Director, PIMCO
Mattu, Ravi K.	Managing Director, PIMCO. Formerly, Head of Research and Strategy, Citadel Securities.
Mead, Robert	Managing Director, PIMCO
Mewbourne, Curtis A.	Managing Director, PIMCO
Mittal, Mohit	Managing Director, PIMCO
Mogelof, Eric J.	Managing Director, PIMCO
Moore, James F.	Managing Director, PIMCO
Murata, Alfred T.	Managing Director, PIMCO
Murray, John William	Managing Director, PIMCO
Nabors, Robin	Managing Director, PIMCO
Ongaro, Douglas J.	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO
Pagani, Lorenzo P.	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Schneider, Jerome M.	Managing Director, PIMCO
Seidner, Marc Peter	Managing Director and CIO, Non-traditional Strategies, PIMCO
Short, Jonathan D.	Managing Director, PIMCO
Stracke, Christian	Managing Director, PIMCO
Strelow, Peter G.	Managing Director, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO-Managed Funds.
Sundstrom, Geraldine	Managing Director, PIMCO; Formerly, Portfolio Manager, Brevan Howard
Sutherland, Eric Michael	Managing Director, PIMCO; Head of Sales, PIMCO Investments. Formerly, Managing Director, Nuveen Investments.
Thimons, Joshua	Managing Director, PIMCO
Vaden, Andrew Taylor	Managing Director, PIMCO
Wang, Qi	Managing Director, PIMCO
Whitten, Candice Stack	Managing Director, PIMCO
Wilson, Susan L.	Managing Director, PIMCO
Witt, Frank	Managing Director, PIMCO
Worah, Mihir P.	Managing Director and CIO Real Return and Asset Allocation, PIMCO
Young, Robert O.	Managing Director, PIMCO

The address of PIMCO is 650 Newport Center Drive, Newport Beach, CA 92660.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer
Hsu, Jason	Vice Chairman
Sherrerd, Katrina F.	President and Chief Operating Officer
Brightman, Christopher	Chief Investment Officer
Hattesohl, Joseph	Director, Chief Financial Officer
Harkins, Daniel M.	Chief Legal Officer
Larsen, Michael	Global Head of Strategic Partnerships
Li, Feifei	Director, Head of Investment Management
Smith, Jeffrey A.	Chief Compliance Officer and Assistant General Counsel
West, John	Managing Director, Head of Client Strategies

The address of Research Affiliates LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 32.	Principal Underwriter

(a)	PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)	The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Short, Jonathan D.	Chairman	None
Sutherland, Eric M.	President	None
Martin, Colleen M.	Chief Financial Officer and Financial and Operations Principal	None
Froio, Richard F.	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Ratner, Joshua D.	Chief Legal Officer	Vice President – Senior Counsel, Secretary
Ongaro, Douglas J.	Senior Vice President	None
Plump, Steven B.	Head of Business Management, Vice President	None

*	The business address of all officers of the Distributor is 1633 Broadway, New York, NY 10019.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard,

Collegeville, PA 19426, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105, Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050, Boston Financial Data Services, c/o Recall North America, 5 Beeman Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 175 Bearfoot Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 6119 Dermus, Kansas City, Missouri 64120, and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34.	Management Services

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 29th day of February 2016.

PIMCO FUNDS
(Registrant)

By:
Peter G. Strelow***, President

***By:	/s/ Douglas P. Dick
Douglas P. Dick
as attorney-in fact

***             Pursuant to power of attorney filed with Post-Effective Amendment No. 273 to Registration Statement No. 33-12113 on May 26, 2015.